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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 22, 1997



                       Advanta Mortgage Loan Trust 1997-2
             (Exact name of registrant as specified in its charter)



           New York                       333-21265          Application Pending
(State or Other Jurisdiction of       (Commission File         (I.R.S. Employer
        Incorporation)                     Number)           Identification No.)



      c/o Advanta Mortgage Conduit                                 92127
             Services, Inc.                                      (Zip Code)
        Attention: Milton Riseman
        16875 West Bernardo Drive
          San Diego, California
(Address of Principal Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800
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Item 5.  Other Events


         The financial statements of AMBAC Indemnity Corporation ("AMBAC") as of December 31, 1996 and 1995 that are included in the Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "Experts" in the Prospectus Supplement for the Advanta Mortgage Loan Trust 1997-2 is attached hereto as Exhibit 23.1.

         The consolidated financial statements of AMBAC and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, prepared in accordance with generally accepted accounting principles, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Commission on March 12, 1997, Commission File No. 1-10777) and the consolidated financial statements of AMBAC and its subsidiaries as of March 31, 1997 and for the periods ending March 31, 1997 and March 31, 1996 included in the Quarterly Report on Form 10-Q of AMBAC Inc. for the period ended March 31, 1997 (which was filed with the Commission on May 15, 1997) are attached incorporated by reference into this Form 8-K and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable.


         (c)  Exhibits

              Exhibit No.

              23.1           Consent of KPMG Peat Marwick LLP
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANTA MORTGAGE LOAN TRUST 1997-2


                                       By:     /s/ Mark T. Dunsheath
                                          --------------------------------
                                       Name:   Mark T. Dunsheath
                                       Title:  Vice President




Dated:  June 2, 1997
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                                  EXHIBIT INDEX



Exhibit No.             Description                              Page No.

      23.1              Consent of KPMG Peat Marwick LLP              5